Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 USC. Section 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of FTI Consulting, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David M. Johnson, Executive Vice President and Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2015

By:	/s/ DAVID M. JOHNSON
David M. Johnson Executive Vice President and Chief Financial Officer (principal financial officer)